STANDARD OFFICE LEASE


1.    Basic Lease Provisions ("Basic Lease Provisions")

     1.1 Parties: This Lease, dated, for reference purposes only, July 1 , 1997 , is made by and between STEVENS CREEK OFFICE CENTER OF SANTA CLARA , (herein called "Landlord") and EXCALIBUR TECHNOLOGIES CORPORATION, a Delaware corporation, , (herein called the "Tenant").

     1.2 Building: Commonly described as being located at 4675 Stevens Creek Boulevard , in the City of Santa Clara, County of Santa Clara, State of California, as more particularly described in Exhibit "A" hereto, and as defined in paragraph 2.

     1.3 Premises: Suite Number(s) #230 , on the second floor, consisting of approximately 1,339 rentable square feet , more or less, as defined in paragraph 2 and subject to Attached Addendum to Lease , and as shown on Exhibit(s) "B@ and "B-1" , hereto (the Premises").

     1.4 Use: General office and administrative, including software engineering, as well as other landlord approved uses, subject to paragraph 6.

     1.5 Term: Thirty-six (36) months, commencing July 1, 1997 ("Commencement Date") and ending June 30, 2000, ("Termination Date") as defined in paragraph 3.

     1.6 Base Rent: : See: Attached Addendum to Lease, per month, payable on the first (1st) day of each month, per paragraph 4.1

     1.7 Base Rent Increase: See: Attached Addendum to Lease the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in the Addendum to Lease.

     1.8 Rent Paid Upon Execution: Four Thousand Nine Hundred Ninety-Six Dollars and Eighty-Five Cents ($4,996.85) : for the month of July 1997 for Suite #230, September 1997 for Suite #220 and November 1997 for Suite #224 .

     1.9 Security Deposit: Two Thousand Dollars and No Cents ($2,000.), is currently being held by Landlord for the benefit of Interpix Software
Corporation, said Tenant having been acquired by Excalibur Technologies Corporation. Said sum is being transferred from that certain Lease Agreement dated June 5, 1996, between Stevens Creek Office Center (Landlord) and Interpix Software Corporation (Tenant) upon expiration of said Lease for the benefit of Excalibur Technologies. Tenant hereby agrees to increase said deposit by the sum of Three Thousand Dollars and No Cents ($3,000.) increasing the security deposit to a total sum of Five Thousand Dollars and No Cents ($5,000.) upon execution of this lease agreement.

     1.10 Tenant's Share of Operating Expense Increase: 4.050 % as defined in paragraph 4.2.

2. Premises, Parking and Common Areas.

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     2.1 Premises: The Premises are a portion of a building,  herein referred to as the "Building" in paragraph 1.2 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project". Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.3, as the "Premises", including rights to the Common Areas as hereinafter specified.

     2.2 Vehicle Parking: So long as Tenant is not in default, and subject to the rules and regulations attached hereto, and as established by Landlord from time to time, Tenant shall be entitled to rent and use Six (6) unassigned parking spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Landlord and/or its licensee.

     2.2.1 If Tenant commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away, in connection with parking, the vehicle involved and charge the cost to the Tenant, which cost shall be immediately payable upon demand by Landlord.

     2.2.2 The monthly parking rate per parking space will be $ (0) per month at the commencement of the term of this Lease, and is subject to change upon five
(5) days prior written notice to Tenant. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

     2.3 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and of other Tenants of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

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     2.4 Common  Areas - Rules and  Regulations.  Tenant  agrees to abide by and conform to the rules and regulations attached hereto as Exhibit C with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said non-discriminatory rules and regulations. Except that Landlord shall do all it can do to enforce such rules and regulations and to the best of its ability to mitigate any non-compliance, Landlord shall not be responsible to Tenant for the noncompliance with said rules and regulations by other Tenants, their agents, employees and invitees of the Office Building Project.

     2.5 Common Areas - Changes. Landlord shall have the right, in Landlord's sole discretion, from time to time:

          (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, that any such changes shall not materially deprive Tenant of the Premises leased hereunder and as more particularly set forth in Section 1.3, above. Landlord shall at all times provide the parking facilities required by applicable law;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable functional relationship to the Office Building Project.

          (d) To add additional buildings and improvements to Common Areas;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

          (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Landlord may, in the exercise of sound business judgment deem to be reasonably appropriate.


                                                 Landlord Initials:____________
                         FULL SERVICE - GROSS
                                                   Tenant Initials:____________


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3. Term.

     3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

     3.2 Delay in Possession. Except in the event of willful acts of Landlord, its agents or employees, or for causes within the reasonable control of Landlord, notwithstanding said Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date and subject to paragraph 3.2.2, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof; but, in such case, Tenant shall not be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Tenant, as hereinafter defined; provided, however, that if Landlord shall not have delivered possession of the Premises within ninety (90) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Landlord and Tenant, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter cancel this Lease, in which event the parties shall be discharged from all obligations hereunder: provided, however, that, as to Tenant's obligations, Tenant first reimburses Landlord for all costs incurred for Non-Standard improvements and as to Landlord's obligations, Landlord shall return any money previously deposited by Tenant (less any offsets due Landlord for Non-Standard Improvements): and provided further, that if such written notice by Tenant is not received by Landlord within said ten (10) day period, Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     3.2.1 Possession Tendered-Defined. Possession of the Premises shall be deemed tendered to Tenant ("Tender of Possession") when (1) the improvements to be provided by Landlord under this Lease are substantially completed, (2) the Building utilities are ready for use In the Premises. (3) Tenant has reasonable access to the Premises and, (4) ten (10) days shall have expired following advance written notice to Tenant of the occurrence of the matters described in
(1),(2) and (3). above of this paragraph 3.2.1.

     3.2.2 Delays Caused by Tenant. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Tenant's right to cancel this Lease accrues under paragraph 3.2. shall be deemed extended to the extent of any delays caused by acts or omissions of Tenant, Tenant's agents, employees and contractors.

   3.3 Early Possession. If Tenant occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date and Tenant shall pay rent for such occupancy.

   3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Tenant and Landlord shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined In paragraph 3.2.1) or the actual taking of possession by Tenant, whichever first occurs, as the Commencement Date.


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4.  Rent

     4.1 Base Rent.  Subject to adjustment as hereinafter  provided In paragraph
4.3 and except as may be otherwise expressly provided in this Lease, Tenant shall pay to Landlord the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Tenant shall pay Landlord upon execution hereto the advance Base Rent described in paragraph 1.8 of the Basic Lease Provision. Rent for any period during the term hereof which Is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate In writing.

     4.2 Operating Expense Increase. Tenant shall pay to Landlord during the term hereof, in addition to the Base Rent, Tenant's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense increase" in accordance with the following provisions:

          (a) "Tenant's Share" Is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. it is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Landlord and Tenant agree are reasonable and shall not be subject to revision except in connection with an actual change In the size of the Premises or a change in the space available for lease In the Office Building Project.

          (b) "Base Year" is defined as 1996 .

          (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year: Tenant's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Tenant Is responsible for a share of such increase.

          (d) "Operating Expenses " is defined, for purposes of this Lease, to include all costs, if any, incurred by Landlord in the exercise of Its reasonable discretion, for:

               (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                    (aa) The Common Areas, including their surfaces,  coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates:

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                    (bb) All heating,  air  conditioning,  plumbing,  electrical systems, life safely equipment, telecommunication and other equipment used in common by, or for the benefit of, Tenants or occupants of the Office Building Project, including elevators and escalators, Tenant directories, fire detection systems Including sprinkler system maintenance and repair,

               (ii) Trash disposal, janitorial and security services:

               (iii) Any other service to be provided by Landlord that is elsewhere in this Lease stated to be an "Operating Expense":

               (iv) The cost of the premiums for the liability and property Insurance policies to be maintained by Landlord under paragraph 8 hereof:

               (v) The amount of the real property taxes to be paid by Landlord under paragraph 10.1 hereof:

               (vi) The cost of water, sewer, gas, electricity and other publicly mandated services to the Office Building Project:

               (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project:

               (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to federal income tax regulations or guidelines for depreciation thereof (Including interest on the unamortized balance as is then reasonable in the judgment of Landlord's accountants):

               (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.


                                               Landlord Initials:____________
                          FULL SERVICE - GROSS
                                                Tenant Initials:____________

          (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided;

          (f) Operating Expenses shall not Include any expenses paid by any Tenant directly to third parties, or as to which Landlord Is otherwise reimbursed by any third party, other Tenant, or by insurance proceeds.

          (g) Tenant's Share of Operating Expense Increase shall be payable by Tenant within ten (10) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be estimated by Landlord from time to time In advance of Tenant's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Landlord shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent Is due hereunder. In the event that Tenant pays Landlord's estimate of Tenant's Share of Operating Expense Increase as aforesaid, Landlord shall deliver to Tenant within ninety (90) days after the expiration of each Comparison Year a reasonably detailed statement showing Tenant's Share of Operating Expense Increase next falling due. If Tenant's payments under this paragraph during said Comparison Year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the deficiency within ten (10) days after delivery by Landlord to Tenant of said detailed statement showing Tenant's Share of the actual Operating Expense Increase incurred during the year, If Tenant's payments under this paragraph 4.2(g) during said Comparison Year exceed Tenant's Share as indicated on said statement, Tenant shall be entitled to a credit in the amount of such overpayment against future payments of Base Rent to Landlord. Landlord and Tenant shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Tenant Is responsible as to Operating Expense increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

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4.3 Rent Increase. (This section marked out and deleted)


5. Security Deposit. Tenant shall deposit with Landlord upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Tenant's faithful performance of Tenant's obligations hereunder If Tenant fails to pay rent or other charges due hereunder. or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby if Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount then required of Tenant. Landlord shall not be required to keep said security deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Landlord shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.


6. Use.

   6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

   6.2  Compliance with Law.

      (a) Landlord warrants to Tenant that the Premises, in the state existing on the date that the lease term commences, but without regard to alterations or improvements made by Tenant or the use for which Tenant will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Landlord, after written notice from Tenant, to promptly, at Landlord's sole cost and expense, rectify any such violation.

      (b) Except as provided in paragraph 6.2(a) Tenant shall, at Tenant's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Tenant of the Premises. Tenant shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

   6.3  Condition of Premises.

      (a) Landlord shall deliver the Premises to Tenant in a clean condition on the Lease Commencement Date (unless Tenant is already in possession) and Landlord warrants to Tenant that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it Is determined that this warranty has been violated, then it shall be the obligation of Landlord, after receipt of written notice from Tenant setting forth with specificity the nature of the violation, to promptly, at Landlord's sole cost, rectify such violation.

      (b) Except as otherwise provided in this Lease, Tenant hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Tenant takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions or record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Landlord nor Landlord's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Tenant's business.

                                               Landlord Initials:____________
                        FULL SERVICE - GROSS
                                                Tenant Initials:____________


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7. Maintenance, Repairs, Alterations and Common Area Services.

   7.1 Landlord's Obligations. Landlord shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and Common Areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Landlord shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9 5. there shall be no abatement of rent or liability of Tenant on account of any injury or interference with Tenant's business with respect to any improvements, alterations or repairs made by Landlord to the Office Building Project or any part thereof. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

   7.2   Tenant's Obligations.

      (a) Notwithstanding Landlord's obligation to keep the Premises in good condition and repair, Tenant shall be responsible for payment of the cost thereof to Landlord as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Tenant or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Tenant shall be responsible for the cost of painting, repairing or replacing wall coverings and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Landlord may, at its option, upon reasonable notice, elect to have Tenant perform any particular such maintenance or repairs the cost of which is otherwise Tenant's responsibility hereunder.

      (b) On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Tenant. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant's trade fixtures, alterations. furnishings and equipment. Except as otherwise stated in this Lease. Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

   7.3  Alterations and Additions.

      (a) Tenant shall not, without Landlord's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Landlord may require the removal of any or all of said alterations, improvements, additions or Utility
Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Tenant's expense. Should Landlord permit Tenant to make its own alterations, improvements, additions or Utility Installations, Tenant shall use only such contractor as has been expressly approved by Landlord, and Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any alterations. improvements, additions or Utility Installations without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, at any lime during the term of this Lease, require that Tenant remove any part or all of the same.

      (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Tenant shall desire to make shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent to Tenant's making such alteration, improvement. addition or Utility Installation, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner.

      (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

      (d) Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in the Premises by Tenant, and Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises, the Building or the Office Building Project, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surely bond satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs in participating in such action if Landlord shall decide it is to Landlord's best interest so to do.

      (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Tenant), which may be made to the Premises by Tenant, including but not limited to, floor coverings, paneling, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Landlord requires their removal pursuant to paragraph 7.3(a). Provided Tenant is not In default, notwithstanding the provisions of this paragraph 7.3(e), Tenant's personal property and equipment, other than that which Is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of paragraph 7.2.

      (f) Tenant shall provide Landlord with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

   7.4 Utility Additions, Landlord reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Landlord or Tenant, or any other Tenant of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and defection systems, so long as such installations do not unreasonably interfere with Tenant's use of the Premises.

8. Insurance; Indemnity.

   8.1 Liability Insurance-Tenant. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GLO404), or equivalent. in an amount of not less than $1,000,000 per occurrence of bodily Injury and property damage combined or In a greater amount as reasonably determined by Landlord and shall insure Tenant with Landlord as an additional insured against liability arising out of the use, occupancy or maintenance of the Premise's. Compliance with the above requirement shall not, however, limit the liability of Tenant hereunder.

   8.2 LiabilIty Insurance-Landlord. Landlord shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Landlord deems advisable from time to time, insuring Landlord, but not Tenant, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Protect in an amount not less than $5,000,000.00 per occurrence.

   8.3 Property Insurance-Tenant. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease for the benefit of Tenant, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Tenant's personal property, fixtures, equipment and Tenant improvements.

8.4 Property Insurance-Landlord. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Tenant's personal property, fixtures, equipment or Tenant improvements, in the amount of the

                                               Landlord Initials:____________
                        FULL SERVICE - GROSS
                                                Tenant Initials:____________
full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Landlord deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Landlord shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with toss payable to Landlord, which insurance shall also cover all Operating Expenses for said period. Tenant will not be named in any such policies carried by Landlord and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Landlord or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined In paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies carried by Landlord. Tenant shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase Is specified by Landlord's Insurance carrier as being solely caused by the nature of Tenant's occupancy or any act or omission of Tenant.

   8.5 Insurance Policies, Tenant shall deliver to Landlord copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals thereof.

   8.6 Waiver of Subrogation, Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party. whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

   8.7 Indemnity. Tenant shall indemnify and hold harmless Landlord and its agents, Landlord's master or ground Landlord, partners and lenders, from and against any and all claims for damage to the person or properly of anyone or any entity arising from Tenant's use of the Office Building Project, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or omission of Tenant, or any of Tenant's agents, contractors, employees, or invitees and from and against all costs, attorney's fees, expenses and liabilities incurred by Landlord as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein, and in case any action or proceeding be brought against Landlord by reason of any such matter. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to

Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property of Tenant or injury to persons, in, upon or about the Office Building Project arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

   8.8 Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for loss of or damage to the goods, wares or merchandise or other property of Tenant, Tenant's employees, Invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair; alteration or Improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Landlord shall not be liable for any damages arising from any act or neglect of any other Tenant, occupant or user of the Office Building Project, nor from the failure of Landlord to enforce the provisions of any other lease of any other Tenant of the Office Building Project.

   8.9 No Representation of Adequate Coverage. Landlord makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Tenant's property or obligations under this Lease.

9. Damage or Destruction.

   9.1   Definitions.
      (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

      (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair Is less than fifty percent (50%) of the then Replacement Cost of the building.

      (c) "Premises Building Total Destruction" shall mean If the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

      (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

      (e) "Office Building Project Buildings Total Destruction" shall mean If the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

      (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

      (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by Tenants, other than those installed by Landlord at Tenant's expense.

   9.2     Premises Damage: Premises Building Partial Damage.

      (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Landlord shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Landlord's expense, repair such damage (but not Tenant's fixtures, equipment or Tenant improvements originally paid for by Tenant) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

      (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense), which damage prevents Tenant from making any substantial use of the Premises, Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

   9.3 Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Landlord may at Landlord's option either (i) repair such damage or destruction as soon as reasonably possible at Landlord's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Tenant's fixtures, equipment or Tenant improvements, and this Lease shall continue in full force and effect, or
(ii) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.
                                               Landlord Initials:____________
                        FULL SERVICE - GROSS
                                                Tenant Initials:____________

  9.4  Damage Near End of Term.

      (a)  Subject to  paragraph  9.4(b),  if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within 30 days after the dale of occurrence of such damage.

      (b) Notwithstanding paragraph 9.4(a), in the event that Tenant has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Tenant duly exercises such option during said twenty (20) day period, Landlord shall, at Landlord's expense, repair such damage, but not Tenant's fixtures, equipment or Tenant Improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said twenty (20) day period, then Landlord may at Landlord's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

   9.5     Abatement of Rent; Tenant's Remedies.

      (a) In the event Landlord repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Tenant's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Tenant, and (2) such abatement shall only be to the extent the operation and profitability of Tenant's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

      (b) If Landlord shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Landlord shall not complete the restoration and repair within six (6) months after such occurrence, Tenant may at Tenant's option cancel and terminate this Lease, by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

      (c) Tenant agrees to cooperate with Landlord in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

   9.6Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

   9.7 Waiver. Landlord and Tenant waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.    Real Property Taxes.

   10.1 Payment of Taxes. Landlord shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Tenant of Tenant's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

   10.2 Additional Improvements. Tenant shall not be responsible for paying any increase in real properly lax specified In the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other Tenants or by Landlord for the exclusive enjoyment of any other Tenant. Tenant shall, however, pay to Landlord at the lime that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Tenant or at Tenant's request.

   10.3 Definition of "Real Property Tax": As used herein, the term "real properly tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or Indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Office Building Project or in any portion thereof, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax:' or (ii) the nature of which was hereinbefore included within the definition of "real property tax:' or (iii) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

   10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Tenant under paragraph 10.2 or 10.5 are not separately assessed, Tenant's portion of that tax shall be equitably determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

   10.5    Personal Property Taxes.

      (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere.

      (b) If any of Tenant's said personal properly shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

11.   Utilities.

   11.1 Services Provided by Landlord. Landlord shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

   11.2 Services Exclusive to Tenant. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Tenant, together with any taxes thereon. If any such services are not separately metered to the Premises, Tenant shall pay at Landlord's option, either Tenant's Share or a reasonable proportion to be reasonably determined by Landlord of all charges jointly metered with other premises in the Building.

   11.3 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth, Utilities and services required at other times shall be subject to advance request and reimbursement by Tenant to Landlord of the cost thereof.

   11.4 Excess Usage by Tenant. Tenant shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Landlord shall require Tenant to reimburse Landlord for any excess expenses or costs that may arise out of a breach of this subparagraph by Tenant. Landlord may, in its sole discretion, install at Tenant's expense supplemental equipment and/or separate metering applicable to Tenant's excess usage or loading.

   11.5 Interruptions. There shall be no abatement of rent and Landlord shall not be liable in any respect whatsoever for the inadequacy stoppage. interruption or discontinuance of any utility or service due to riot. strike, labor dispute, breakdown, accident, repair or other cause beyond Landlord's reasonable control or in cooperation with governmental request or directions.

                                               Landlord Initials:____________
                          FULL SERVICE - GROSS
                                                 Tenant Initials:____________

   12.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in the Lease or in the Premises, without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Landlord shall respond to Tenant's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Tenant under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating, (a) If Tenant is a corporation, more than forty-five percent (45%) of the voting stock of such corporation, or (b) if Tenant is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

   12.2 Tenant Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Tenant may assign or sublet the Premises, or any portion thereof, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Tenant Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Tenant under this Lease and (b) Landlord shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary.

   12.3 Terms and Conditions Applicable to Assignment and Subletting.

      (a) Regardless of Landlord's consent, no assignment or subletting shall release Tenant of Tenant's obligations hereunder or after the primary liability of Tenant to pay the rent and other sums due Landlord hereunder Including Tenant's Share of Operating Expense Increase, and to perform all other obligations to be performed by Tenant hereunder.

      (b) Landlord may accept rent from any person other than Tenant pending approval or disapproval of such assignment.

      (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

      (d) If Tenant's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Landlord's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

      (e) The consent by Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the sub-tenant. However, Landlord may consent to subsequent subletting's and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease: however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Tenant or sub-tenant under this Lease or such sublease.

      (f) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or any one else responsible for the performance of this Lease, including the sub-tenant, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.

      (g) Landlord's written consent to any assignment or subletting of the Premises by Tenant shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Tenant nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Landlord at the time.

      (h) The discovery of the fact that any financial statement relied upon by Landlord in giving its consent to an assignment or subletting was materially false shall, at Landlord's election, render Landlord's said consent null and void.

   12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Landlord's consent, the following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

      (a) Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and shall apply same toward Tenant's obligations under this Lease: provided, however; that until a default shall occur in the performance of Tenant's obligations under this Lease, Tenant may receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such sublease to Landlord nor by reason of the collection of the rents from a sub-tenant, be deemed liable to the sub-tenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such sub-tenant under such sublease. Tenant hereby irrevocably authorizes and directs any such sub-tenant, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due and to become due under the sublease. Tenant agrees that such sub-tenant shall have the right to rely upon any such statement and request from Landlord; and that such sub-tenant shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against said sub-tenant or Landlord for any such rents so paid by said sub-tenant to Landlord.

      (b) No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. In entering Into any sublease, Tenant shall use only such form of sub-tenant as is satisfactory to Landlord; and once approved by Landlord, such sublease shall not be changed or modified without Landlord's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Landlord; to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Tenant other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Landlord has expressly consented in writing.

      (c) In the event Tenant shall default in the performance of its obligations under this Lease, Landlord at Its option and without any obligation to do so, may require any sub-tenant to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease: provided, however; Landlord shall not be liable for any prepaid rents or security deposit paid by such sub-tenant to Tenant or for any other prior defaults of Tenant under such sublease.

      (d) No sub-tenant shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

      (a) With respect to any subletting to which Landlord has consented, Landlord agrees to deliver a copy of any notice of default by Tenant to the sub-tenant. Such sub-tenant shall have the right to cure a default of Tenant within three (3) days after service of said notice of default upon such sub-Tenant, and the sub-tenant shall have a right of reimbursement and offset from and against Tenant for any such defaults cured by the sub-tenant.

   12.5 Landlord's Expenses. In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or If Tenant shall request the consent of Landlord for any act Tenant proposes to do then Tenant shall pay Landlord's reasonable costs and expenses incurred in connection therewith, including attorneys, architects, engineers' or other consultants' fees.

   12.6 Conditions to Consent. Landlord reserves the right to condition any approval to assign or sublet upon Landlord's determination that (a) the proposed assignee or sub-tenant shall conduct a business on the Premises of a quality substantially equal to that of Tenant and consistent with the general character of the other occupants of the Office Building Project and not In violation of any exclusives or rights then held by other Tenants, and (b) the proposed assignee or sub-tenant be at least as financially responsible as Tenant was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever Is greater.

                                               Landlord Initials:____________

                             FULL SERVICE - GROSS
                                                Tenant Initials:____________

13.   Default; Remedies.

   13.1Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Tenant:

      (a) The vacation or abandonment of the Premises by Tenant. Vacation of the Premises shall Include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent Is paid, except where damage to the Premises prevents such occupancy.

      (b) The breach by Tenant of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (Insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Landlord to Tenant thereof.

      (c) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

       (d)The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant, provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Tenant under applicable Unlawful Defamer statutes.

      (e) (i) The making by Tenant of any general arrangement or general assignment for the benefit of creditors; (ii) Tenant becoming a "debtor" as defined in 11 U.S.C. ss.101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days. (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

      (f) The discovery by Landlord that any financial statement given to Landlord by Tenant, or its successor in interest or by any guarantor of Tenant's obligation hereunder, was materially false.

   13.2 Remedies. In the event of any material default or breach of this Lease by Tenant, Landlord may at any time thereafter; with notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

      (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of re-letting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such Tenant loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord pursuant to paragraph 15 applicable to the unexpired term of this Lease.

      (b) Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

      (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms of this Lease shall bear interest from the date due at the maximum rate the allowable by law.

   13.3 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant In writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that If the nature of Landlords obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently pursues the same to completion.

   13.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expense Increase or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly If any installment of Base Rent, Operating Expense Increase, or any other sum due from Tenant shall not be received by Landlord or Landlords designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Tenant's business conducted from the Premises, Tenant shall have the option, to be exercised only in writing within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease In accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Tenant's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Tenant and no reduction of rent shall occur with respect thereto or by reason thereof. Landlord shall have the option In its sole discretion to terminate this Lease as of the taking of possession of the Premises by the condemning authority, by giving written notice to Tenant of such election within thirty
(30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord. whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however; that Tenant shall be entitled to any separate award for loss of or damage to Tenant's business, trade fixtures, removable personal property and unamortized Tenant improvements that have been paid for by Tenant. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease Is not terminated by reason of such condemnation, Landlord shall to the extent of severance damages received by Landlord In connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

                                               Landlord Initials:____________

                             FULL SERVICE - GROSS
                                                Tenant Initials:____________

15.   Broker's Fee.

   (a) The brokers involved in this transaction are --(none)-- as "listing broker" and --(none)--as "cooperating broker:'
licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Landlord shall pay to said brokers jointly, or In such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Landlord and said broker(s), or In the event there Is no separate agreement between Landlord and said broker(s), the sum of $ (N/A) for brokerage services rendered by said broker(s) to Landlord in this transaction.

   (b) Landlord further agrees that (I) if Tenant exercises any Option, as defined In paragraph 39.1 of this Lease, which Is granted to Tenant under this Lease, or any subsequently granted option which Is substantially similar loan Option granted to Tenant under this Lease, or (II) If Tenant acquires any rights to the Premises or other premises described In this Lease which are substantially similar to what Tenant would have acquired had an Option herein granted to Tenant been exercised, or (iii) if Tenant remains In possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property In which Landlord has an Interest, or (v) If the Base Rent is Increased, whether by agreement or operation of an escalation clause contained herein, then as to any of said transactions or rent increases, Landlord shall pay said broker(s) a fee in accordance with the schedule of said broker(s) In effect at the time of execution of this Lease. Said fee shall be paid at the time such increased rental is determined.

   (c) Landlord agrees to pay said fee not only on behalf of Landlord but also on behalf of any person, corporation, association, or other entity having an ownership Interest in said real property or any part thereof, when such fee Is due hereunder. Any transferee of Landlord's Interest In this Lease, whether such transfer is by agreement or by operation of law shall be deemed to have assumed Landlord's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their Interest in any commission arising under this Lease and may enforce that right directly against Landlord; provided, however, that all brokers having a right to any part of such total commission shall be necessary party to any suit with respect thereto.

   (d) Tenant and Landlord each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth In paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee In connection with said transaction and Tenant and Landlord do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker; finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.   Estoppel Certificate.

   (a) Each party (as "responding party") shall at any time upon not less than fifteen (15) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease Is unmodified and in full force and effect (or, If modified; stating the nature of such modification and certifying that this Lease, as so modified, Is In full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Tenant.

   (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Landlord is the requesting party, not more than one month's rent has been paid in advance.

   (c) If Landlord desires to finance, refinance, or sell the Office Building Project, or any pad thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as maybe reasonably required by such lender or purchaser Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Landlord's Liability. The term "Landlord" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Tenant's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds In the hands of Landlord or the then grantor at the time of such transfer; in which Tenant see has an interest, shall be delivered to the grantee, The obligations contained in this Lease to be performed by Landlord shall subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall In no way affect the validity of any other provision hereof,

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due, Payment of such interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease,

21. Additional Rent. All monetary obligations of Tenant to Landlord under the terms of this Lease, Including but not limited to Tenant's Share of Operating Expense Increase and any other expenses payable by Tenant hereunder shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified In writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Landlord or any employee or agents of any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises or the Office Building Project and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail or by overnight delivery service, and shall be deemed sufficiently given if delivered or addressed to Tenant or to Landlord at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices required or permitted to be given Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

                                               Landlord Initials:____________

                             FULL SERVICE - GROSS
                                                Tenant Initials:____________

24. Waivers. No waiver by either party of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. A party's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of that party's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach, at the time of acceptance of such rent.

25. Recording. Either Landlord or Tenant shall, upon request of the other; execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Tenant, without Landlord's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Tenant, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.   Subordination.

   (a) This Lease, and any Option or right of first refusal granted hereby, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof, notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so tong as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to Its terms, if any mortgagee, trustee or ground Landlord shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or, ground lease or the date of recording thereof.

   (b) Tenant agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, Tenant's failure to execute such documents within fifteen (15) days after written demand shall constitute a material default by Tenant hereunder without further notice to Tenant or; at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact, Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-In-fact and In Tenant's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.   Attorneys' Fees.

   31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder; the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder,

   31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably Incurred in good faith,

   31.3 Landlord shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred In the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32.     Landlord's Access.

   32.1 Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Landlord, showing the same to prospective purchasers, lenders, or Tenants, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Landlord may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Tenant's use of the Premises. Landlord may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Landlord may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs,

   32.2 All activities of Landlord pursuant to this paragraph shall be without abatement of rent, nor shall Landlord have any liability to Tenant for the same.

   32.3 Landlord shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Tenant waives any charges for damages or injuries or interference with Tenant's property business in connection therewith.

33. Auctions. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. Signs. Tenant shall not place any sign upon the Premises or the Office Building Project without Landlord's prior written consent. Under no circumstances shall Tenant place a sign on any roof or windows of the Office Building Project.

35. Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord; shall not work a merger; and shall, at the option of Landlord; terminate all or any existing sub-tenancies or may, at the Option of Landlord; operate as an assignment to Landlord of any or all of such sub-tenancies.

36. Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Tenant under this Lease.


                                               Landlord Initials:____________

                             FULL SERVICE - GROSS
                                                Tenant Initials:____________

38. Quiet Possession. Upon Tenant paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder; Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Landlord represent and warrant to Tenant that they are fully authorized and legally capable of executing this Lease on behalf of Landlord and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. Options.

   39.1Definition. As used in this paragraph the word "Option" has the following meaning: (a) the right or option to extend the term of this Lease or to extend or renew any lease that Tenant has on other property of Landlord: (b) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Landlord or the right of first offer to lease other space within the Office Building Project or other property of Landlord: (c) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Landlord, or the right of first refusal to purchase other property of Landlord or the right of first offer to purchase other property of Landlord.

   39.2 Options Personal. Each Option granted to Tenant in this Lease is personal to the original Tenant and may be exercised only by the original Tenant while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant: provided, however; that an Option may be exercised by or assigned to any Tenant Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Tenant are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner; either by reservation or otherwise.

   39.3 Multiple Options. In the event that Tenant has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

  39.4     Effect of Default on Options.

      (a) Tenant shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Landlord gives to Tenant a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid, or (iii) In the event that Landlord has given to Tenant three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Tenant attempts to exercise the subject Option, (iv) If Tenant has committed any non-curable breach, including without limitation those described in paragraph 13.1(b). or is otherwise In default of any of the terms. covenants or conditions of this Lease.

      (b) The period of time with which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of paragraph 39.4(a).

      (c) All rights of Tenant under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if, after such exercise and during the term of this Lease. (i) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of thirty (30) days after such obligation becomes due (without any necessity of Landlord to give notice thereof to Tenant), or (ii) Tenant fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Landlord gives notice to Tenant of such default and/or Tenant fails thereafter to diligently prosecute said cure to completion, or
(iii) Landlord gives to Tenant three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Tenant has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.   Security Measures-Landlord's Reservations.

   40.1 Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Tenant assumes all responsibility for the protection of Tenant, its agents, and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

   40.2 Landlord shall have the following rights:

      (a) To change the name, address or title of the Office Building Project or building In which the Premises are located upon not less than 90 days prior written notice:

      (b) To, at Tenant's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Landlord shall reasonably deem appropriate:

      (c) To permit any Tenant the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein:

      (d) To place such signs, notices or displays as Landlord reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs In the Common Areas:

   40.3  Tenant shall not:

      (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Tenant's business:
      (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.    Easements.

   41.1 Landlord reserves to Itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps end restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material default of this Lease by Tenant without the need for further notice to Tenant.

   41.2 The obstruction of Tenant's view air; or light by any structure erected in the vicinity of the Building, whether by Landlord or third parties, shall in no way affect this Lease or impose any liability upon Landlord.

42. Performance Under Protest.. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. if it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as It was not legally required to pay under the provisions of this Lease.




                                               Landlord Initials:____________

                             FULL SERVICE - GROSS
                                                Tenant Initials:____________

43. Authority. If Tenant is a corporation, trust, or general or limited partnership, Tenant, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord, if requested in writing by Landlord.

44. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. No Offer. Preparation of this Lease by Landlord or Landlord's agent and submission of same to Tenant shall not be deemed an offer to Tenant to lease. This Lease shall become binding upon Landlord and Tenant only when fully executed by both parties.

46. Lender Modification. Tenant agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. Multiple Parties. If more than one person or entity is named as either Landlord or Tenant herein, except as otherwise expressly provided herein, the obligations of the Landlord or Tenant herein shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant, respectively.

48. Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Landlord and Tenant, attached hereto as Exhibit D, and incorporated herein by this reference.

49. Attachments. Attached hereto, including the Addendum, are the following documents constitute a part of this Lease:

  Exhibit "A"                Property Description

  Exhibit "B"                Floor Plans

  Exhibit "B-1"              Demised Premises

  Exhibit "C"                Rules & Regulations

  Exhibit "D"                Work Letter Agreement

  Exhibit "D-1"              Space Plan

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND , BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

           IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.








LANDLORD:                                 TENANT:
STEVENS CREEK OFFICE CENTER               EXCALIBUR TECHNOLOGIES CORPORATION
 OF SANTA CLARA                           a Delaware corporation


By /s/Louie P. Tersini                    By  /s/James H. Buchanan
   --------------------                       --------------------
   Louie P. Tersini                           James H. Buchanan
   Owner
                                          Its Chief Financial Officer


                                          Federal Tax I.D.  #85-0278207

                                 Exhibit "A"


                            Property Description


All that certain property situated in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Parcel One:

Parcel 1, as shown on that certain map entitled, "Parcel Map of a portion of the Quito Rancho for Red Barn Systems, Inc., Santa Clara California," filed for record June 16, 1969, in Book 255 of Maps, at Page 16, Santa Clara Records.

Parcel Two:

Easement and right of way for the purpose of accessibility in the case of service or emergency over a strip of land 20 feet in width lying westerly of and contiguous to the Westerly boundary of Board of the Southern Baptist Convention, a Texas corporation, to Paul H. Magnuson, recorded July 16, 1982 in Book G905, Page 327 of Official Records.

APN#: 296-21-008

                                 Exhibit "B"

                                 FLOOR PLAN


THIS EXHIBIT is made this 1st day of July ,1997,  by and between  STEVENS  CREEK
OFFICE  CENTER  OF  SANTA  CLARA,  ("Landlord"),   and,  EXCALIBUR  TECHNOLOGIES
CORPORATION, a Delaware corporation, ("Tenant").

                                  Exhibit "B-1"

                                DEMISED PREMISES


THIS EXHIBIT is made this 1st day of July ,1997,  by and between  STEVENS  CREEK
OFFICE  CENTER  OF  SANTA  CLARA,  ("Landlord"),   and,  EXCALIBUR  TECHNOLOGIES
CORPORATION, a Delaware corporation, ("Tenant").

                                 Exhibit "C"

                            RULES and REGULATIONS

THIS EXHIBIT is made this 1st day of July ,1997,  by and between  STEVENS  CREEK
OFFICE  CENTER  OF  SANTA  CLARA,  ("Landlord"),   and,  EXCALIBUR  TECHNOLOGIES
CORPORATION, a Delaware corporation, ("Tenant").

Landlord and Tenant agree that the following Rules and Regulations shall be and hereby are made a part of this Lease, and Tenant agrees that Tenant's employees and agents, or any others permitted by Tenant to occupy or enter the Premises, will at all times abide by said Rules and Regulations:


                                GENERAL RULES

1. The sidewalks, entries, passages, corridors, stairways and elevators of the Building shall not be obstructed by Tenant, or Tenant's agents or employees, or used for any purpose other than ingress to and egress from the Premises.

2. Furniture, equipment or supplies will be moved in or out of the Building only upon the elevator designated by Landlord and then only during such hours and in such manner as may be prescribed by Landlord and upon no less than forty-eighty
(48) hours prior notice to Landlord. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant. Tenant shall cause its ,movers to use only the ;loading facilities and elevator designated by Landlord. In the event Tenant's movers damage the elevator or any part of the Building, Tenant shall forthwith pay to Landlord the amount required to repair said damage. Tenant shall insure that deliveries of materials and supplies to the Premises are made through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the costs of repairing any damage in or to the Building or Building Complex caused by any person making such deliveries.

3. All removals, or the carrying in or out of any safes, freight, furniture, construction material, bulky matter or heavy equipment of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the fight to prescribe the weight and position of all safes, which must be placed upon two-inch thick plank strips to distribute the weight. The moving of safes, freight, furniture, fixtures, bulky matter or heavy equipment of any kind must be made upon previous notice to the Building Manager and in a manner and at times prescribed by same, and the persons employed y Tenant for such work are subject to Landlord's prior approval. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought in the Building, and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations a part.

4. During the entire term of this Lease, Tenant shall, at Tenant's expense install and maintain under each and every caster chair a vinyl chair pad to protect the carpeting.

5. No sign, advertisement, notice, lettering, decoration or other thing shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Premises or of the Building, without the prior written consent of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant.

6. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein which would in any way increase the rate of fire insurance on the Building or on property kept therein, constitute a nuisance or waste, or obstruct or interfere with the rights of other Tenants, or in any way injure or annoy them, or conflict with any of the rules or ordinances of the Fire Department or of the Department of Health of the City and County where the Building is located.

7. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rages or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees shall have caused the same.

8. No animal or bird of any kind shall be brought into or kept in or about the Premises or the Building, except seeing-eye dogs or other seeing-eye animals.

9. No vehicles, including bicycles, shall be permitted in the offices, halls, corridors, and elevators in the Building nor shall any vehicles by permitted to obstruct the sidewalks or entrances of the Building.

10. Tenant shall not make, or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of the building, or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

11. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance.

12. No additional locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism thereof. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices, toilet rooms and mail box, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

13. No window shades, blinds, screens, draperies or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and/or linings at all windows and hallways.

14. No awnings shall be placed over any window.

15. If Tenant desires telegraphic, telephonic, telecommunications or other similar connections, Landlord or Landlord's agent will designate the location of such installations. Any such installation and connection shall be made at Tenant's expense.

16. Any painting or decorating as may be agreed to be done by and at the expense of Landlord hall be done during regular weekday working hours. Should Tenant desire such work on Saturdays, Sundays, holidays or outside or regular working hours, Tenant shall pay for the extra cost thereof. Tenant shall carry out Tenant's repair, maintenance, alterations and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other Tenants in the Building.

17. Except as permitted by Landlord or except for normal office decorating, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building, and any defacement, damage or injury caused by Tenant, Tenant's agents or employees, shall be paid for by Tenant.

18. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord.

19. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

20. Landlord shall at all times have the right, by Landlord's representatives or agents, to enter the Premises and show the same to persons wishing to lease them, and may, at any time within sixty (60) days preceding the termination of Tenant's Lease term, place upon the doors and windows of the Premises a "For Rent" sign, which notice shall not be removed by Tenant.

21. Tenant shall not obstruct or interfere with the rights of other Tenants of the Building, or of persons having business in the Building, or in any way injure or annoy such Tenants or persons.

22. Tenant shall not commit any act or permit anything in or about the Building which shall or might subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on in or bout the Building or for any other reason.

23. Tenant shall not use the Building for lodging, sleeping, cooking, or for any immoral or illegal purpose or for any purpose that will damage the Building, or the reputation thereof, or for any purposes other than those specified in the Lease.

24. Tenant shall not bring any Hazardous Materials onto the Premises except for those which are in general commercial use and are incidental to Tenant's business office operations and only in quantities suitable for immediate use.

25. Smoking is prohibited in all enclosed Common Areas of the Building, including, without limitation, the main lobby, atrium, all hallways, all elevators, all elevator lobbies, all restrooms and the parking structure.

26. Landlord reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on any other days between the hours of 6:30 p.m. and of 6:30 a.m. of the following day. If Tenant uses the Premises during such periods, Tenant shall be responsible for securely locking any doors it may have opened for entry.

                                PARKING RULES

1. Parking areas shall be used only for parking vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles". Vehicles other that Permitted Size Vehicles are herein referred to as "Oversized Vehicles".

2. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, agents, suppliers, shippers, customers or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities.

3. Landlord reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

4. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

5. Landlord will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

6. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is strictly prohibited.

7. Tenant shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

8. Landlord reserves the right to modify these rules and/or adopt such other reasonable and on discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

9. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                                Landlord Initials:___________
                                                  Tenant Initials:___________

                                 Exhibit "D"

                            WORK LETTER AGREEMENT


THIS EXHIBIT is made this 1st day of July ,1997,  by and between  STEVENS  CREEK
OFFICE  CENTER  OF  SANTA  CLARA,  ("Landlord"),   and,  EXCALIBUR  TECHNOLOGIES
CORPORATION, a Delaware corporation, ("Tenant").


1. Landlord shall, at Landlord's expense, complete the construction of the improvements to the Premises as described and delineated in the space plans attached hereto as Exhibit "D-1" and in accordance with the building standards. Landlord shall cause to be prepared final drawings for the Tenant Improvements that are consistent with the space plans and the building standards. As soon as such Construction Drawings are completed, Landlord shall deliver the same to Tenant. Such Constriction Drawings shall be reviewed and approved by Tenant within three (3) business days after delivery by Landlord and four (4) copies of such Construction Drawings shall be initialed and dated by Landlord and Tenant.

2. Tenant shall be solely responsible for the suitability for the Tenant's needs and business of the design and function of the Tenant Improvements. Tenant shall also be responsible for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property to be used in the Premises by Tenant, and the cost of such personal property shall be paid by Tenant. Tenant shall conform to the Building wiring standards in installing any telephone equipment and shall be subject to any and all rules of the site construction.

3. If Tenant shall request any change, addition or alteration in the plans, the building standards or the approved Construction Drawings, Landlord shall promptly give Tenant a written estimate of (a) the cost of engineering and design services to prepare a change order ("Change Order") in accordance with such request, (b) the cost of the work to be performed pursuant to such Change Order, and (c) the time delay expected because of such requested Change Order> Within three (3) business days following Tenant's receipt of the foregoing written estimate, Tenant shall notify Landlord in writing whether it approves such written estimate. If Tenant approves such written estimate, Tenant shall accompany such approval with a good check made payable to Landlord in the amount of the estimated cost of preparing the Change Order and performing the work thereof, and the foregoing shall constitute Landlord's authorization to proceed. If such written authorization and check are not received by Landlord within such three (3) business days period, Landlord shall not be obligated to prepare the Change Order or perform any work in connection therewith. Upon completion of the work of the Change Order and submission of the final cost thereof by Landlord to Tenant, Tenant shall promptly pay any such additional amounts due Landlord; any savings shall, at Landlord's option, either by refunded to Tenant or credited against any other Change Order sums which are due Landlord by Tenant.

4. If the completion of the Tenant Improvements in the Premises is delayed (i) at the request of Tenant, (ii) by Tenant's failure to comply with the foregoing provisions, (iii) by changes in the work requested (whether or not Tenant authorizes Landlord to proceed therewith) or ordered by Tenant or by extra work ordered by Tenant, or (iv) because Tenant chooses to have additional work performed by Landlord, then Tenant shall be responsible for all limitation, any costs and expenses attributable to increases in labor or materials, and there shall be no delay in the commencement of Tenant's obligation to pay Rent if the completion of the Tenant Improvements is delayed as a result of the foregoing.

5. Landlord and Tenant agree that the Tenant Improvements shall be completd in three (3) phases, subject to the expansion space commencement dates. Suite 230 will be completed within forty-five days (45) following Tenants occupancy of Suites 220 and 224, pursuant to Section 3.2 of the Lease.






IN WITNESS WHEREOF, the parties have executed this Work Letter Agreement this 9th day of July, 1997.




LANDLORD:                                 TENANT:
STEVENS CREEK OFFICE CENTER               EXCALIBUR TECHNOLOGIES CORPORATION.
OF SANTA CLARA                            a  Delaware  corporation


By:/s/Louie P. Tersini                    By:  /s/James H. Buchanan
   ----------------------                      -------------------------
   Louie P. Tersini                       Its: Chief Financial Officer
   Owner

                               Exhibit "D - 1"

                                 SPACE PLAN


THIS EXHIBIT is made this 1st day of July ,1997,  by and between  STEVENS  CREEK
OFFICE  CENTER  OF  SANTA  CLARA,  ("Landlord"),   and,  EXCALIBUR  TECHNOLOGIES
CORPORATION, a Delaware corporation, ("Tenant").

                                  ADDENDUM


THIS ADDENDUM TO LEASE is made this 1st day of July ,1997, by and between STEVENS CREEK OFFICE CENTER OF SANTA CLARA, ("Landlord"), and, EXCALIBUR TECHNOLOGIES CORPORATION, a Delaware corporation, ("Tenant").


50. Base Rent: Tenant shall pay to Landlord "Base Rent" for the Premises, Suite #230, as follows:

    Months 1 - 12        $2,276.30 per month, $27,315.60 per annum
    Months 13 - 24       $2,343.25 per month, $28,119.00 per annum
    Months 25 - 36       $2,410.20 per month, $28,922.40 per annum

   Total rent obligation is $84,357.00, pursuant to the terms and conditions of paragraph 4.3, hereinabove.

51.Expansion Space: Landlord and Tenant have mutually agreed that Tenant shall lease Premises known as Suite #220 and #224, following the expiration of the current Tenant's, in possession, lease agreements, i.e., July 31, 1997 and October 31, 1997, respectively. The Expansion Space commencement date shall be the earlier of (i) the date Tenant occupies the Expansion space, or (ii) the date on which Substantial Completion of the expansion space improvements has been achieved. For purposes of the Addendum, the term "Substantial Completion" shall mean the date upon which Landlord's General Contractor has issued a notice of substantial completion with respect to the Expansion Space Improvements

   a. Expansion of Suite #220; Effective as of the Expansion Space Commencement Date, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, that certain space, consisting of 865 Rentable square feet and as shown on Exhibit "B-1". Effective as of the Expansion Space Commencement Date. Whenever the term "Premises" is used in the Lease, such term shall include the original Premises and the Expansion Space as if it were part of the original Premises. The lease by Tenant of the Expansion Space shall continue until the expiration of the original term pursuant to Section 1.5 of the Lease.

      (i) Adjustments: Commencing from and after the Expansion Commencement Date, the Expansion Space shall be deemed to be a part of the Premises and shall be subject to all the terms, covenants and conditions of the Lease, except that the following terms shall be deemed amended to provide as follows:

        (a) Premises: The Premises shall be adjusted from 1,339 rentable square feet to 2,204 rentable square feet.


        (b) Expansion Space Commencement Date: August 1, 1997 pursuant to Section 1.5 of the Lease.


        (c) Base Rent:: The Base Rent then being paid shall be increased by the sum of One Thousand Six Hundred Dollars and Twenty-Five Cents ($1,600.25), per month (which sum shall be prorated if the expansion space commencement date occurs on a date other that the first day of a calendar month on the basis of a thirty (30) day month. The Base Rent pursuant to Section 50, shall be increased on the respective anniversary dates hereinabove, as follows:

        Months 13 - 24  $1,643.50 per month, $19,722.00 per annum
        Months 25 - 36  $1,686.75 per month, $20,241.00 per annum

        (d) Operating Expense Increase: Tenant's share of the Operating Expense Increase shall be increased from 4.05% to 6.666% as define in Sections 1.10 and 4.2 of the Lease.

        (e) Parking Spaces: The number of parking spaces shall be increase from Six (6) to Nine (9) .

        (f) Delay in Possession: Possession shall be deliverd by Landlord to Tenant pursuant to Section 3.2 of the Lease.

        (g)       Tenant Improvements:  Landlord shall construct the
   expansion space improvements, as defined in           Exhibit(s) "D"
   and "D-1", attached hereto.


   b. Expansion of Suite #224; Effective as of the Expansion Space Commencement Date, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, that certain space, consisting of 659 Rentable square feet and as shown on Exhibit "B-1". Effective as of the Expansion Space Commencement Date. Whenever the term "Premises" is used in the Lease, such term shall include the original Premises and the Expansion Space as if it were part of the original Premises. The lease by Tenant of the Expansion Space shall continue until the expiration of the original term pursuant to Section 1.5 of the Lease.

      (i) Adjustments: Commencing from and after the Expansion Commencement Date, the Expansion Space shall be deemed to be a part of the Premises and shall be subject to all the terms, covenants and conditions of the Lease, except that the following terms shall be deemed amended to provide as follows:

        (a) Premises: The Premises shall be adjusted from 2,204 rentable square feet to 2,863 rentable square feet.

        (b) Expansion Space Commencement Date: November 1, 1997 and ending pursuant to Section 1.5 of the Lease.

        (c) Base Rent: The Base Rent then being paid shall be increased by the sum of One Thousand One Hundred Twenty Dollars and Thirty Cents ($1,120.30), per month (which sum shall be prorated if the expansion space commencement date occurs on a date other that the first day of a calendar month on the basis of a thirty (30) day month. The Base Rent pursuant to Section 50 and
   Section 51a(b) herein, shall be increased on the respective anniversary dateshereinabove, as follows:

        Months 13 - 24  $1,153.25 per month, $13,839.00 per annum
        Months 25 - 36  $1,186.20 per month, $14,234.40 per annum

        (d) Operating Expense Increase: Tenant's share of the Operating Expense Increase shall be increased from 6.666% to 8.659% as define in Sections 1.10 and 4.2 of the Lease.

        (e) Parking Spaces: The number of parking spaces shall be increase from Nine (9) to Twelve (12) .

        (e) Delay in Possession: Possession shall be deliverd by Landlord to Tenant pursuant to Section 3.2 of the Lease.

        (f) Tenant Improvements: Landlord shall construct the expansion space improvements, as defined in Exhibit(s) "D" and "D-1", attached hereto.

52. Option to Renew: Provided that Tenant is not in default of the terms and conditions of this Lease, Tenant shall have one (1) option to extend the Term of this Lease for an additional period of three (3) years on the same terms and conditions provided herein, except that the Base Rent for the extended term shall be adjusted by Ninety-Five (95%) of the then Prevailing Market Rental Value. However, in no event shall the Base Annual Rent be less than amount payable under the terms of the Lease immediately prior to the commencement of the applicable Option Term. The Option shall be exercised by written notice to Landlord one hundred twenty (120) days prior to the expiration of the Lease.